UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 8, 2011

Reading International, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Citadel Drive, Suite 300, Commerce, California		90040
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (213) 235-2240

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Change in Registrant’s Certifying Accountant

Dismissal of Auditor

On September 8, 2011, the Audit Committee of the Board of Directors (the “Audit Committee”) of Reading International, Inc. (“Reading,” the “Company,” “we,” “our” and “us”) notified Deloitte & Touche, LLP (“Deloitte”) that it had been dismissed as the independent registered public accounting firm of the Company.  Effective September 8, 2011, our Audit Committee approved the appointment of Grant Thornton LLP as the Company’s new independent registered public accounting firm, subject to the completion of final acceptance procedures and execution of an Audit Engagement Letter.  The Company intends to file a Current Report on Form 8-K upon formally engaging Grant Thornton LLP.

The reports of Deloitte on our consolidated financial statements for the fiscal years ended December 31, 2010 and December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles, except for the December 31, 2009 consolidated financial statements, which expressed an adverse opinion on the effectiveness of the Company’s internal control over financial reporting due to the existence of a material weakness.

During the years ended December 31, 2010 and 2009 and through the filing date of this Current Report on Form 8-K, (i) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in its reports on our consolidated financial statements for such years or any subsequent interim period through the date of this Current Report on Form 8-K, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

During the years ended December 31, 2010 and 2009 and through the filing date of this Current Report on Form 8-K, neither we nor anyone acting on our behalf consulted with Grant Thornton, LLP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or (ii) any other matters or reportable events of the nature described in Items 304(a)(1)(iv) and (v) of Regulation S-K.

We provided Deloitte with a copy of the disclosures in this Form 8-K and requested that Deloitte furnish to us a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements made by us in response to Item 304(a) of Regulation S-K.  A copy of the letter, dated September 13, 2011, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated, September 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READING INTERNATIONAL, INC.

Date: September 13, 2011	By:	/s/ Andrzej Matyczynski
	Name:	Andrzej Matyczynski
	Title:	Chief Financial Officer